UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21831

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Joseph Benedetti, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

Consolidated Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2013

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2013

Audited financial statements for Alternative Investment Partners Absolute Return Fund for the year ended December 31, 2013 are attached to these consolidated financial statements and are an integral part thereof.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    Alternative Investment Partners Absolute Return Fund STS

We have audited the accompanying consolidated statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund STS (the “Fund”), as of December 31, 2013 and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Alternative Investment Partners Absolute Return Fund STS at December 31, 2013, the consolidated results of its operations and its cash flows for the year then ended, and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2014

1

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in Alternative Investment Partners Absolute Return Fund, at fair value	$351,784,115
Cash	50,064
Repurchases receivable from Alternative Investment Partners Absolute Return Fund	11,073,296
Prepaid investment in Alternative Investment Partners Absolute Return Fund	185,000
Other assets	14,616

Total assets	363,107,091

Liabilities
Payable for share repurchases	11,098,296
Subscriptions received in advance	275,000
Accrued expenses and other liabilities	115,342

Total liabilities	11,488,638

Net assets	$351,618,453

Net assets consist of:
Net capital	$270,240,049
Net unrealized appreciation on investments	81,378,404

Net assets	$351,618,453

Net asset value per share:
274,083.707 shares issued and outstanding, no par value, 1,000,000 registered shares	$1,282.89
Maximum offering price per share ($1,282.89 plus sales load of 3% of net asset value per share)	$1,321.38

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

2

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Operations

For the Year Ended December 31, 2013

Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund
Dividend income	$6,992
Expenses	(8,429,736)

Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund	(8,422,744)

Fund expenses
Withholding taxes	1,104,316
Transfer agent fees	287,905
Professional fees	101,693
Printing fees	73,162
Registration fees	69,564
Custody fees	440
Other	10,548

Total fund expenses	1,647,628

Net investment income (loss)	(10,070,372)

Realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund
Net realized gain (loss) from investments	31,414,970
Net change in unrealized appreciation/depreciation on investments	13,888,144

Net realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund	45,303,114

Net increase (decrease) in net assets resulting from operations	$35,232,742

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

3

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statements of Changes in Net Assets

For the year ended December 31, 2012
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(11,460,404)
Net realized gain (loss) from investments	22,234,637
Net change in unrealized appreciation/depreciation on investments	29,151,740

Net increase (decrease) in net assets resulting from operations	39,925,973

Shareholder transactions
Subscriptions (representing 3,565.811 shares)	3,958,400
Repurchases (representing 88,338.062 shares)	(98,829,818)

Net increase (decrease) in net assets from shareholder transactions	(94,871,418)

Total increase (decrease) in net assets	(54,945,445)
Net assets, beginning of year (representing 388,908.924 shares)	408,209,637

Net assets, end of year (representing 304,136.673 shares)	$353,264,192

For the year ended December 31, 2013
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(10,070,372)
Net realized gain (loss) from investments	31,414,970
Net change in unrealized appreciation/depreciation on investments	13,888,144

Net increase (decrease) in net assets resulting from operations	35,232,742

Shareholder transactions
Subscriptions (representing 7,086.195 shares)	8,590,540
Repurchases (representing 37,139.161 shares)	(45,469,021)

Net increase (decrease) in net assets from shareholder transactions	(36,878,481)

Total increase (decrease) in net assets	(1,645,739)
Net assets, beginning of year (representing 304,136.673 shares)	353,264,192

Net assets, end of year (representing 274,083.707 shares)	$351,618,453

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

4

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2013

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$35,232,742
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net investment (income) loss allocated from Alternative Investment Partners Absolute Return Fund	8,422,744
Net change in unrealized appreciation/depreciation on investments allocated from Alternative Investment Partners Absolute Return Fund	(13,888,144)
Net realized (gain) loss from investments allocated from Alternative Investment Partners Absolute Return Fund	(31,414,970)
Purchase of investments in Alternative Investment Partners Absolute Return Fund	(8,431,688)
Proceeds from sales of investments in Alternative Investment Partners Absolute Return Fund	46,524,312
(Increase) decrease in repurchases receivable from Alternative Investment Partners Absolute Return Fund	20,576,507
(Increase) decrease in prepaid investment in Alternative Investment Partners Absolute Return Fund	(185,000)
(Increase) decrease in other assets	3,544
Increase (decrease) in accrued expenses and other liabilities	(13,957)

Net cash provided by (used in) operating activities	56,826,090

Cash flows from financing activities
Subscriptions (including subscriptions received in advance)	8,815,540
Repurchases	(66,020,528)

Net cash provided by (used in) financing activities	(57,204,988)

Net change in cash	(378,898)
Cash at beginning of year	428,962

Cash at end of year	$50,064

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2013 of subscriptions received in advance during 2012	$50,000

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

5

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements

December 31, 2013

1. Organization and Consolidation

Alternative Investment Partners Absolute Return Fund STS (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on October 31, 2005. The Fund commenced operations on September 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Absolute Return Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company, which in turn invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act, as a closed-end, non-diversified, management investment company. Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Master Fund’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Master Fund has the same investment objective as the Fund and the Offshore Fund. The Master Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options and futures.

The Fund consolidates the Offshore Fund, a wholly-owned subsidiary, and has included all of the assets and liabilities and revenues and expenses of the Offshore Fund in the accompanying financial statements. Intercompany balances have been eliminated through consolidation. As of December 31, 2013, the Fund had a 58.92% indirect ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s consolidated financial statements.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund, the Investment Adviser or the Sub-Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

6

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”), which updates the criteria used in defining an investment company under US GAAP and also sets forth certain measurement and disclosure requirements. The amendments in ASU 2013-08 are effective for fiscal periods (including interim periods) beginning after December 15, 2013. While management is still assessing the impact of this update on disclosures, the impact of this update is not expected to be material to the Fund’s financial statements.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was September 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program by such RIA.

Shares are sold only to certain special tax status investors (“Shareholders”), namely tax-exempt and tax-deferred investors. These investors also must represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent or RIA may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent or RIA. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

7

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment in the Fund (continued)

The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. Investments less than $250,000 will be subject to a maximum sales load of 3%; investments of $250,000 - $999,999 will be subject to a maximum sales load of 2%; investments of $1,000,000 - $4,999,999 will be subject to a maximum sales load of 1%; and investments of $5,000,000 or more will be subject to a maximum sales load of 0.5%. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund is only made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including, indirectly, the Fund. Each such repurchase offer made by the Master Fund will generally apply to up to 15% of the net assets of the Master Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited consolidated financial statements. As of December 31, 2013, the total of all Shareholders’ Holdback Amounts was $2,053,279, which includes any Holdback Amount for repurchases as of December 31, 2013, and is included in payable for share repurchases in the Consolidated Statement of Assets and Liabilities.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

8

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of December 31, 2013. The Fund’s investment in the Master Fund would be considered Level 3 as defined under fair valuation accounting standards. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these consolidated financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The Fund accrues its own expenses. The Fund does not pay the Adviser a management fee. As an indirect holder of shares in the Master Fund, however, the Fund does bear its allocable portion (based on the net asset value of the Master Fund attributable to the Fund) of the expenses of the Master Fund, including the management fee paid to the Investment Adviser and shareholder servicing fees paid to the Distributor as described in the Master Fund’s financial statements. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee and shareholder servicing fee. Included in expenses allocated from the Master Fund in the Consolidated Statement of Operations is $5,369,209 and $888,863, which are the Fund’s proportionate share of management fees and shareholder servicing fees, respectively, incurred by the Master Fund for the year ended December 31, 2013.

Third-Party Service Providers

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian.

Effective August 5, 2013, UMB Fund Services, Inc. serves as the Fund’s transfer agent. Prior to August 5, 2013, Boston Financial Data Services, Inc. served as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund based fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf.

Income and Withholding Taxes

The Fund expects to be treated as a partnership for U.S. federal income tax purposes. No provision for federal, state, or local income taxes is required in the consolidated financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

9

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

For the year ended December 31, 2013, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Fund reclassified ($10,070,372) and $31,414,970 from accumulated net investment income (loss) and accumulated net realized gain (loss), respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Shareholders and had no effect on net assets.

The Master Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% U.S. tax from effectively connected income allocable to its non-U.S. Shareholders and to remit those amounts to the U.S. Internal Revenue Service on behalf of non-U.S. Shareholders. If the Master Fund incurs a withholding tax or other tax obligation with respect to the share of the Master Fund’s income allocable to any Shareholder, then the Master Fund, without limitation of any other rights of the Fund, will cause a Share repurchase from the Master Fund in the amount of the tax obligation. The amount of the tax obligation attributable to the Fund will be treated as an expense by the Fund.

For the year ended December 31, 2013, the Master Fund recorded an estimated tax withholding amount of $1,104,316 related to the Fund’s share of withholding taxes, which is included in the Fund’s Consolidated Statement of Operations.

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of December 31, 2013. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by major taxing authorities.

3. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

10

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

4. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,161.53	$1,049.63	$1,043.86	$993.96

Net investment income (loss) (a)	(34.37)	(32.01)	(24.74)	(22.98)
Net realized and unrealized gain (loss) from investments	155.73	143.91	30.51	72.88

Net increase (decrease) resulting from operations	121.36	111.90	5.77	49.90

Net asset value, end of year	$1,282.89	$1,161.53	$1,049.63	$1,043.86

Total return (b)	10.45%	10.66%	0.55%	5.02%
Ratio of total expenses (c)	2.82%	2.89%	2.54%	2.39%
Ratio of net investment income (loss) (d)	(2.82%)	(2.89%)	(2.34%)	(2.30%)
Portfolio turnover (e)	24%	11%	18%	23%
Net assets, end of year (000s)	$351,618	$353,264	$408,210	$519,585

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year indicated, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c)	Includes expenses allocated from the Master Fund.
(d)	Includes income and expenses allocated from the Master Fund.
(e)	The portfolio turnover rate reflects investment activity of the Master Fund.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

5. Subsequent Events

Unless otherwise stated throughout the Notes to Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

11

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Master Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Master Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

12

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees

Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008), retired as Admiral U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political-Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).	98	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the U.S. and the Naval Submarine League. Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006- September 2006); Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	100	Trustee and member of the Hillsdale College Board of Trustees.

Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non- profit organizations.

13

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees (continued)

Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc., and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

14

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees (continued)

Michael E. Nugent (77) c/o Triumph Capital, L.P. 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	100	None.

W. Allen Reed (66) c/o Kramer Levin Naftalis &Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	98	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JPMorgan Fund complex.

Interested Trustee

James F. Higgins (66) One New York Plaza New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99	Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.other

15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers **

John H. Gernon (50) 522 Fifth Avenue New York , NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014	Managing Director of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Management Inc.; Chief Compliance Officer of various Morgan Stanley Funds, Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (since December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of various entities affiliated with Morgan Stanley Investment Management Inc.; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Mustafa Jama (53) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Head and Chief Investment Officer of Morgan Stanley AIP Fund of Hedge Funds team; Managing Director of Morgan Stanley Investment Management Inc. (since January 2004). Formerly, Managing Director of Glenwood Capital Investments.

Matthew Graver (46) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).

Noel Langlois (44) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010	Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Funds plc, Morgan Stanley Multi-Strategy Fund plc, Morgan Stanley Alpha Plus Funds plc, and Morgan Stanley Select Investment Strategies Limited.

*	Each Officer serves an indefinite term, until his or her successor is elected.
**	In addition, the following individuals who are officers of Morgan Stanley Investment Management Inc. or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton, John F. Cacchione, Edward J. Meehan and Sheri Schreck. The following individuals who are officers of Morgan Stanley Investment Management Inc. or its affiliates also serve as assistant treasurers of the Fund: Robin Coroniti, Robert Creaney, Geoff Kron, Bud Rein, Lee Spector and Francie Tai.

16

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS
100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees	Legal Counsel
Michael Nugent, Chairperson of the Board and Trustee	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Michael Bozic	New York, NY 10036
Kathleen A. Dennis
James F. Higgins	Kramer Levin Naftalis & Frankel
Dr. Manuel H. Johnson	LLP
Joseph J. Kearns	1177 Avenue of the Americas
Michael F. Klein	New York, NY 10036
W. Allen Reed
Fergus Reid

Officers
John H. Gernon, President and Principal Executive Officer
Stefanie V. Chang Yu, Chief Compliance Officer
Joseph C. Benedetti, Vice President
Mustafa Jama, Vice President
Matthew Graver, Vice President
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Master Fund’s Investment Adviser
Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Master Fund’s Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

17

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2013

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    Alternative Investment Partners Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian, management of the investment funds and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alternative Investment Partners Absolute Return Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2014

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in investment funds, at fair value (cost $525,296,362)	$673,645,012
Short-term investments (cost $4,972,644)	4,972,644
Cash	2,942,205
Prepaid investments in investment funds	26,000,000
Receivable for investments sold	51,278,895
Other assets	63,600

Total assets	758,902,356

Liabilities
Note payable	132,078,163
Payable for share repurchases	25,622,297
Withholding tax payable	1,311,732
Subscriptions received in advance	1,201,000
Management fee payable	776,135
Shareholder servicing fee payable	336,591
Transfer agent fee payable	12,000
Accrued expenses and other liabilities	503,840

Total liabilities	161,841,758

Net assets	$597,060,598

Net assets consist of:
Net capital	$448,711,948
Net unrealized appreciation on investments	148,348,650

Net assets	$597,060,598

Net asset value per share:
424,534.109 shares issued and outstanding, no par value, 1,500,000 registered shares	$1,406.39
Maximum offering price per share ($1,406.39 plus sales load of 3% of net asset value per share)	$1,448.58

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Operations

For the Year Ended December 31, 2013

Investment income
Dividend	$11,907

Expenses
Management fees	9,149,594
Interest expense	2,449,614
Shareholder servicing fees	1,514,699
Professional fees	389,488
Accounting and administration fees	378,900
Transfer agent fees	189,157
Custody fees	138,440
Registration fees	66,638
Trustees’ fees	5,170
Other	83,460

Total expenses	14,365,160

Net investment income (loss)	(14,353,253)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	53,558,233

Net realized gain (loss) from investments	53,558,233

Net change in unrealized appreciation/depreciation on investments in investment funds	23,778,580

Net change in unrealized appreciation/depreciation on investments	23,778,580

Net realized and unrealized gain (loss) from investments	77,336,813

Net increase (decrease) in net assets resulting from operations	$62,983,560

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statements of Changes in Net Assets

For the year ended December 31, 2012
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(15,083,299)
Net realized gain (loss) from investments	37,558,702
Net change in unrealized appreciation/depreciation on investments	49,129,334

Net increase (decrease) in net assets resulting from operations	71,604,737

Shareholder transactions
Subscriptions (representing 8,094.008 shares)	9,602,009
Repurchases (representing 136,749.962 shares)	(166,115,864)

Net increase (decrease) in net assets from shareholder transactions	(156,513,855)

Total increase (decrease) in net assets	(84,909,118)
Net assets, beginning of year (representing 603,215.329 shares)	686,378,688

Net assets, end of year (representing 474,559.375 shares)	$601,469,570

For the year ended December 31, 2013
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(14,353,253)
Net realized gain (loss) from investments	53,558,233
Net change in unrealized appreciation/depreciation on investments	23,778,580

Net increase (decrease) in net assets resulting from operations	62,983,560

Shareholder transactions
Subscriptions (representing 13,052.596 shares)	17,408,195
Repurchases (representing 63,077.862 shares)	(84,800,727)

Net increase (decrease) in net assets from shareholder transactions	(67,392,532)

Total increase (decrease) in net assets	(4,408,972)
Net assets, beginning of year (representing 474,559.375 shares)	601,469,570

Net assets, end of year (representing 424,534.109 shares)	$597,060,598

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Cash Flows

For the Year Ended December 31, 2013

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$62,983,560
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	(53,558,233)
Net change in unrealized appreciation/depreciation on investments in investment funds	(23,778,580)
Purchase of investments in investment funds	(170,906,778)
Proceeds from sale of investments in investment funds	258,887,612
Net (purchase) sales/maturities of short-term investments	(2,639,230)
(Increase) decrease in prepaid investments in investment funds	(26,000,000)
(Increase) decrease in receivable for investments sold	22,520,200
(Increase) decrease in other assets	(23,261)
Increase (decrease) in withholding tax payable	(64,278)
Increase (decrease) in management fee payable	(28,753)
Increase (decrease) in shareholder servicing fee payable	29,346
Increase (decrease) in transfer agent fee payable	(281)
Increase (decrease) in accrued expenses and other liabilities	16,705

Net cash provided by (used in) operating activities	67,438,029

Cash flows from financing activities
Proceeds from issuance of note payable*	77,443,970
Repayments of note payable	(60,000,000)
Subscriptions (including subscriptions received in advance)	18,484,195
Repurchases	(106,507,970)

Net cash provided by (used in) financing activities	(70,579,805)

Net change in cash	(3,141,776)
Cash at beginning of year	6,083,981

Cash at end of year	$2,942,205

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2013 of subscriptions received in advance during 2012	$125,000

*	Includes $2,449,614 of accrued interest expense that was rolled over into the note payable principal balance. See discussion in Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments

December 31, 2013

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds
Commodity Trading Advisors - Managed Futures
GSA Quantitative Futures Partners, L.P.	6/1/2011	$30,752,113	$31,892,857	45.95%	5.34%	3/31/2014	Monthly
Robeco Transtrend Diversified Fund LLC	6/1/2008	10,232,228	11,345,956	1.38	1.90	1/31/2014	Monthly

Total Commodity Trading Advisors - Managed Futures		40,984,341	43,238,813		7.24

Distressed
Cerberus Partners, L.P.	11/1/2009	13,272,908	19,273,882	4.43	3.23	(a)	(a)
Cerberus SPV LLC	11/1/2009	7,971,607	11,912,165	1.89	1.99	(a)	(a)

Total Distressed		21,244,515	31,186,047		5.22

Equity Long/Short - High Hedge
Citadel Tactical Trading LLC	1/1/2008	7,190,594	29,424,996	11.78	4.93	3/31/2014	Quarterly
Cormorant Global Healthcare Fund, LP	7/1/2013	10,000,000	11,302,248	5.27	1.89	3/31/2014	Quarterly
Magnetar Equity Opportunities Fund LLC	2/1/2011	712,062	1,493,675	1.94	0.25	1/31/2014	Monthly
Millennium USA, L.P.	9/1/2008	11,188,549	18,730,860	0.35	3.14	3/31/2014	Quarterly
Tyrian Global Opportunities Fund, LP	7/1/2013	13,500,000	14,168,414	5.71	2.37	3/31/2014	Quarterly

Total Equity Long/Short - High Hedge		42,591,205	75,120,193		12.58

Equity Long/Short - Opportunistic
Bronson Point Partners LP	8/1/2013	17,000,000	17,870,054	4.20	2.99	3/31/2014	Quarterly
Lansdowne Global Financials Fund, L.P.	1/1/2006	14,278,108	18,109,896	11.00	3.03	1/31/2014	Monthly
Lansdowne Developed Markets Fund, L.P.	5/1/2009	12,361,702	19,238,280	1.25	3.22	1/31/2014	Monthly
Pelham Long/Short Fund LP	7/1/2013	8,000,000	8,914,990	1.08	1.49	6/30/2014	Monthly
Quentec Partners, LP	10/1/2012	10,000,000	12,880,126	17.73	2.16	3/31/2014	Quarterly
S.A.C. Capital Management, L.P.	9/1/2009	190,204	345,852	0.02	0.06	(a)	(a)
TPG-Axon Partners, LP	10/1/2007	20,510,356	23,762,830	2.13	3.98	3/31/2014	Quarterly (a)
Valinor Capital Partners, L.P.	7/1/2011	11,200,000	13,788,171	1.59	2.32	3/31/2014	Quarterly

Total Equity Long/Short - Opportunistic		93,540,370	114,910,199		19.25

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2013

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)
Event Driven Credit
Silver Point Capital Fund, L.P.	5/1/2007	$1,343,659	$1,075,930	0.04%	0.18%	(a)	(a)

Total Event Driven Credit		1,343,659	1,075,930		0.18

Event Driven Equity
Ionic Event Driven Fund LLC	9/1/2013	14,000,000	14,263,668	7.88	2.39	3/31/2014	Quarterly
Owl Creek Overseas Fund, Ltd.	2/1/2008	417,016	946,743	0.06	0.16	(a)	(a)

Total Event Driven Equity		14,417,016	15,210,411		2.55

Macro
Autonomy Global Macro Fund LP	6/1/2013	15,000,000	15,126,347	2.23	2.54	3/31/2014	Monthly
Avantium Liquid EM Macro Fund LP	11/1/2011	10,188,973	10,269,123	9.13	1.72	2/28/2014	Monthly
Brevan Howard L.P.	4/1/2009	15,245,396	19,526,053	0.57	3.27	3/31/2014	Monthly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	16,018,128	25,041,090	1.04	4.19	3/31/2014	Quarterly
Discovery Global Opportunity Partners, L.P.	1/1/2008	9,215,438	18,893,159	0.64	3.16	6/30/2014	Semi-annually
Dymon Asia Macro (US) Fund	3/1/2012	14,217,570	15,033,936	9.33	2.52	1/31/2014	Monthly
Fortress Asia Macro Fund LP	7/1/2011	13,107,469	18,881,781	17.29	3.16	3/31/2014	Quarterly
Trient Global Macro Partners, L.P.	3/1/2013	16,160,848	16,946,495	6.76	2.84	1/31/2014	Monthly

Total Macro		109,153,822	139,717,984		23.40

Merger/Risk Arbitrage
Magnetar Global Event Driven Fund LLC	7/1/2011	10,000,000	11,785,990	10.29	1.97	3/31/2014	Quarterly

Total Merger/Risk Arbitrage		10,000,000	11,785,990		1.97

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2013

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)
Mortgage Arbitrage
Cerberus RMBS Opportunities Fund, L.P.	2/1/2013	$17,000,000	$19,058,907	0.63%	3.19%	3/31/2014	Quarterly
DoubleLine Opportunistic Income Fund II LP	4/1/2011	7,253,515	9,863,669	3.90	1.65	2/28/2014	Monthly
Midway Market Neutral Fund LLC	4/1/2013	18,000,000	18,977,021	9.13	3.18	3/31/2014	Monthly
SPM Core Fund, L.P.	12/1/2010	12,827,343	18,166,990	9.57	3.05	3/31/2014	Quarterly
Tilden Park Investment Fund LP	3/1/2012	22,000,000	34,880,427	8.10	5.84	3/31/2014	Quarterly

Total Mortgage Arbitrage		77,080,858	100,947,014		16.91

Multi-Strategy
Citadel Wellington LLC	8/1/2006	17,694,261	25,822,422	0.70	4.33	3/31/2014	Quarterly
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	2,763,479	2,557,848	0.08	0.43	(a)	(a)
HBK Fund II L.P.	11/1/2009	8,394,729	10,831,860	0.64	1.82	3/31/2014	Quarterly
Magnetar Capital Fund, LP	1/1/2008	1,924,712	2,991,202	4.18	0.50	(a)	(a)
Magnetar Capital Fund II LP	1/1/2010	16,554,701	19,972,062	7.05	3.35	3/31/2014	Quarterly
OZ Asia Domestic Partners, L.P.	1/1/2006	33,515	4,594	0.00	0.00	(a)	(a)
OZ Europe Domestic Partners II, L.P.	4/1/2007	312,505	117,383	0.17	0.02	(a)	(a)
Perry Partners, L.P.	11/1/2006	339,784	327,370	0.01	0.05	(a)	(a)
QVT Onshore LP	3/1/2012	13,744,805	15,010,179	3.64	2.51	3/31/2014	Quarterly
QVT SLV Onshore Ltd.	3/1/2012	2,021,351	3,338,301	3.42	0.56	(a)	(a)
QVT Special Investment Onshore Fund, Ltd.	3/1/2012	1,016,316	1,342,708	3.27	0.22	(a)	(a)

Total Multi-Strategy		64,800,158	82,315,929		13.79

Relative Value Credit
KLS Credit Opportunities Fund LP	5/1/2013	7,500,000	8,280,855	16.63	1.39	10/31/2014	Semi-annually

Total Relative Value Credit		7,500,000	8,280,855		1.39

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2013

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)
Statistical Arbitrage
BlueMatrix L.P.	10/1/2012	$17,000,000	$18,884,739	10.21%	3.16%	3/31/2014	Quarterly
GSA Capital International Partners, L.P.	11/1/2012	8,443,916	9,590,681	4.59	1.61	3/31/2014	Quarterly
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	17,196,502	21,380,227	1.87	3.58	3/31/2014	Quarterly

Total Statistical Arbitrage		42,640,418	49,855,647		8.35

Total Investments in Investment Funds		525,296,362	673,645,012		112.83

Short-Term Investments
State Street Institutional Liquid Reserves Fund - Institutional Class 0.05%		4,972,644	4,972,644		0.83

Total Short-Term Investments		4,972,644	4,972,644		0.83

Total Investments in Investment Funds and Short-Term Investments		$530,269,006	678,617,656		113.66

Liabilities in excess of Other Assets			(81,557,058)		(13.66)

Total Net Assets			$597,060,598		100.00%

Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing.

*	May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-end redemptions at Investment Funds.
**	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2013 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
***	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	A portion or all of the Fund’s interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2013

Strategy Allocation	Percent of Net Assets
Macro	23.40%
Equity Long/Short - Opportunistic	19.25
Mortgage Arbitrage	16.91
Multi-Strategy	13.79
Equity Long/Short - High Hedge	12.58
Statistical Arbitrage	8.35
Commodity Trading Advisors - Managed Futures	7.24
Distressed	5.22
Event Driven Equity	2.55
Merger/Risk Arbitrage	1.97
Relative Value Credit	1.39
Short-Term Investments	0.83
Event Driven Credit	0.18

Total Investments in Investment Funds and Short-Term Investments	113.66%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements

December 31, 2013

1. Organization

Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005. The Fund commenced operations on January 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Fund’s “Special Shareholder.” The Special Shareholder shall make such contributions to the capital of the Fund from time to time in an amount sufficient for it to serve as “tax matters partner” for the Fund, which is treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Fund’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2013, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 58.92% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund, the Investment Adviser or the Sub-Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was July 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

1. Organization (continued)

enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other management asset program by such RIA.

Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2013, the Holdback Amount was $3,719,275, which includes any Holdback Amount for repurchases as of December 31, 2013, and is included in payable for share repurchases in the Statement of Assets and Liabilities.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”), which updates the criteria used in defining an investment company under US GAAP and also sets forth certain measurement and disclosure requirements. The amendments in ASU 2013-08 are effective for fiscal periods (including interim periods) beginning after December 15, 2013. While management is still assessing the impact of this update on disclosures, the impact of this update is not expected to be material to the Fund’s financial statements.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of December 31, 2013, 99.27% of the Fund’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in short-term investments.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by,

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value of an Investment Fund, using such valuation techniques such as a market, income, or cost approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Short-Term Investments

Short-term investments were invested in a money market fund. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset value are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes.

For the year ended December 31, 2013, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Fund reclassified ($14,353,253) and $53,558,233 from accumulated net investment income (loss) and accumulated net realized gain (loss), respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Shareholders and had no effect on net assets.

The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% U.S. tax from effectively connected income allocable to its non-U.S. Shareholders and to remit those amounts to the U.S. Internal Revenue Service on behalf of non-U.S. Shareholders. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a repurchase of Shares from the Fund for any non-U.S. Shareholders who incur the withholding.

For the year ended December 31, 2013, the Fund recorded an estimated tax withholding amount of $1,104,316 which is included in repurchases in the Statement of Changes in Net Assets. The Special Shareholder made no contributions to the capital of the Fund for U.S. Federal income tax purposes during this period.

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2013. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by major taxing authorities.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments), fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term or short-term investments that are valued at amortized cost

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2 or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers between Levels 1 and 2.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following is a summary of the inputs used for investment tranches as of December 31, 2013 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment Funds
Commodity Trading Advisors - Managed Futures	$—	$43,238,813	$—	$43,238,813
Distressed	—	—	31,186,047	31,186,047
Equity Long/Short - High Hedge	—	56,389,334	18,730,859	75,120,193
Equity Long/Short - Opportunistic	—	68,098,356	46,811,843	114,910,199
Event Driven Credit	—	—	1,075,930	1,075,930
Event Driven Equity	—	14,263,668	946,743	15,210,411
Macro	—	124,591,637	15,126,347	139,717,984
Merger/Risk Arbitrage	—	—	11,785,990	11,785,990
Mortgage Arbitrage	—	47,007,679	53,939,335	100,947,014
Multi-Strategy	—	25,822,422	56,493,507	82,315,929
Relative Value Credit	—	—	8,280,855	8,280,855
Statistical Arbitrage	—	49,855,647	—	49,855,647

Total Investment Funds	$—	$429,267,556	$244,377,456	$673,645,012

Short-Term Investments	$—	$4,972,644	$—	$4,972,644

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation of Level 3 investment tranches for the year ended December 31, 2013:

	Balance as of December 31, 2012	Transfers into Level 3	Transfers out of Level 3*	Purchases	Sales	Net realized gain (loss)	Net change in unrealized appreciation/ depreciation	Balance as of December 31, 2013
Investment Funds
Distressed	$43,829,217	$—	$—	$—	$(15,714,273)	$3,648,693	$(577,590)	$31,186,047
Equity Long/Short - High Hedge	24,317,301	—	—	—	(8,509,929)	2,992,874	(69,387)	18,730,859
Equity Long/Short - Opportunistic	71,820,230	—	(10,321,898)	11,017,116	(36,212,094)	13,873,465	(3,364,976)	46,811,843
Event Driven Credit	1,429,624	—	—	—	(877,500)	(469,289)	993,095	1,075,930
Event Driven Equity	3,880,595	—	—	62,034	(3,215,480)	366,047	(146,453)	946,743
Macro	—	—	—	15,000,000	—	—	126,347	15,126,347
Merger/Risk Arbitrage	8,004,948	—	—	2,500,000	—	—	1,281,042	11,785,990
Mortgage Arbitrage	28,559,228	—	—	17,000,000	—	—	8,380,107	53,939,335
Multi-Strategy	65,194,338	—	—	1,719,822	(15,589,124)	2,284,985	2,883,486	56,493,507
Relative Value Credit	—	—	—	7,500,000	—	—	780,855	8,280,855

Total Investment Funds	$247,035,481	$—	$(10,321,898)	$54,798,972	$(80,118,400)	$22,696,775	$10,286,526	$244,377,456

*	Transfers out of Level 3 of $10,321,898 are due to changes in the Fund’s ability to fully redeem investment tranches based on changes to the available redemption date for each applicable investment tranche.

As of December 31, 2013, all of the Level 3 investments were fair valued based on non-quantitative unobservable valuation inputs.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

Net change in unrealized appreciation/ depreciation on Level 3 investment tranches still held as of December 31, 2013
Investment Funds
Distressed	$(577,590)
Equity Long/Short - High Hedge	(69,387)
Equity Long/Short - Opportunistic	5,913,873
Event Driven Credit	137,194
Event Driven Equity	(146,453)
Macro	126,347
Merger/Risk Arbitrage	1,281,042
Mortgage Arbitrage	8,380,107
Multi-Strategy	3,877,351
Relative Value Credit	780,855

Total Investment Funds	$19,703,339

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of December 31, 2013, aggregated by investment strategy:

	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Investment Funds
Commodity Trading Advisors
- Managed Futures (a)	$43,238,813	Monthly	10-60 days
Distressed (b)	31,186,047	Not Applicable	Not Applicable
Equity Long/Short - High Hedge (c)	75,120,193	Monthly to Quarterly	30-90 days
Equity Long/Short - Opportunistic (d)	114,910,199	Monthly to Quarterly	45-180 days
Event Driven Credit (e)	1,075,930	Not Applicable	Not Applicable
Event Driven Equity (f)	15,210,411	Quarterly	45 days
Macro (g)	139,717,984	Monthly to Semi-annually	30-90 days
Merger/Risk Arbitrage (h)	11,785,990	Quarterly	90 days
Mortgage Arbitrage (i)	100,947,014	Monthly to Quarterly	45-120 days
Multi-Strategy (j)	82,315,929	Quarterly	45-90 days
Relative Value Credit (k)	8,280,855	Semi-annually	90 days
Statistical Arbitrage (l)	49,855,647	Quarterly	30-60 days

Total Investment Funds	$673,645,012

(a)	Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.
(b)	Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Fund tranches representing 5.22% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be up to 3 years.
(c)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.
(d)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 0.56% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to range from 2 to 3 years.
(e)	Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations and recapitalizations. Investment Fund tranches representing 0.18% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be up to 3 years.
(f)	Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs. Investment Fund tranches representing 0.16% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be up to 3 years.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

5. Investments in Investment Funds (continued)

(g)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities.
(h)	Investment Fund in this strategy involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs.
(i)	Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds.
(j)	Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. Investment Fund tranches representing 1.78% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to range from 1 to 5 years.
(k)	Investment Funds in this strategy invest in, and may sell short, fixed income securities focused on corporate debt, emerging markets sovereign debt and structured credit products.
(l)	Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

As of December 31, 2013, 7.90% of the Fund’s net assets were invested in Investment Funds with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2013.

For the year ended December 31, 2013, aggregate purchases and proceeds from sales of investments in Investment Funds were $170,906,778 and $258,887,612, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedules K-1. Such tax adjustments for the year ended December 31, 2013 will be made once the Fund has received all 2013 Schedules K-1 from the Investment Funds.

6. Investment Receivables and Payables

As of December 31, 2013, $51,278,895 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end or holdback amounts that will be received from certain Investment Funds. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2014, pursuant to each Investment Fund’s operating agreements.

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other (continued)

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly management fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. The Investment Adviser pays the Sub-Adviser a portion of the net advisory fees the Investment Adviser receives from the Fund on a monthly basis. For the year ended December 31, 2013, the Fund incurred management fees of $9,149,594, of which $776,135 was payable to the Investment Adviser at December 31, 2013.

The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. Investments less than $250,000 will be subject to a maximum sales load of 3%; investments of $250,000 - $999,999 will be subject to a maximum sales load of 2%; investments of $1,000,000 - $4,999,999 will be subject to a maximum sales load of 1%; and investments of $5,000,000 or more will be subject to a maximum sales load of 0.5%. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a shareholder servicing agreement with the Distributor, a quarterly shareholder servicing fee of 0.0625% (0.25% on an annualized basis) of the net asset value of the outstanding Shares beneficially owned by clients of the Distributor or the Service Agent. In exchange for this fee, the Distributor or the Service Agent, as the case may be, responds to Shareholder inquiries about the Fund, facilitates Fund communications with Shareholders, assists Shareholders in changing account designations or addresses, and assists Shareholders in processing repurchase requests. For the year ended December 31, 2013, the Fund incurred shareholder servicing fees of $1,514,699, of which $336,591 was payable to the Distributor at December 31, 2013.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product. State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 0.015% to 0.020%, based on i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and ii) investment purchases and sales activity related to the Fund.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other (continued)

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At December 31, 2013, the Fund’s proportionate share of assets attributable to the DC Plan was $20,796, which is included in the Statement of Assets and Liabilities under other assets and accrued expenses and other liabilities.

Effective August 5, 2013, UMB Fund Services, Inc. serves as the Fund’s transfer agent. Prior to August 5, 2013, Boston Financial Data Services, Inc. served as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf.

8. Note Payable

Effective December 21, 2009, the Fund entered into a note payable agreement (the “Note”) with Credit Suisse International. Prior to June 14, 2013, the maximum availability under the Note was $125,000,000 and the interest rate on the borrowings was 3-month USD LIBOR plus 1.80% per annum. Effective June 14, 2013, the maximum availability under the Note was increased to $140,000,000 and the interest rate on the borrowings was decreased to 3-month USD LIBOR plus 1.75% per annum. The Fund is charged a minimum interest rate of 1.75% per annum on $75,000,000, less any drawdowns. The Fund has the option to reduce the minimum borrowing at any time. Under the terms of the Note, borrowings are repayable at any time by the maturity date, October 31, 2015. On the 15th day of each month, any unpaid accrued interest expense shall automatically be rolled over into the principal amount of the borrowings. At December 31, 2013, $132,078,163 was outstanding against the Note. For the year ended December 31, 2013, the Fund incurred interest expense of $2,449,614 in connection with the Note. Borrowings are secured by investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
365	$ 118,369,164	2.04%

9. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

9. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,267.43	$1,137.87	$1,127.10	$1,069.96	$927.49

Net investment income (loss) (a)	(31.45)	(27.11)	(22.13)	(21.46)	(18.99)
Net realized and unrealized gain (loss) from investments	170.41	156.67	32.90	78.60	161.46

Net increase (decrease) resulting from operations	138.96	129.56	10.77	57.14	142.47

Net asset value, end of year	$1,406.39	$1,267.43	$1,137.87	$1,127.10	$1,069.96

Total return (b)	10.96%	11.39%	0.96%	5.34%	15.36%
Ratio of total expenses (c)	2.36%	2.26%	2.13%	2.08%	1.91%
Ratio of net investment income (loss) (d)	(2.36%)	(2.25%)	(1.93%)	(1.99%)	(1.90%)
Portfolio turnover	24%	11%	18%	23%	38%
Net assets, end of year (000s)	$597,061	$601,470	$686,379	$902,955	$993,440

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c)	Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

10. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

This privacy notice describes the U.S. privacy policy of Morgan Stanley Alternative Investment Partners (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to, our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at: 610.260.7600

Monday–Friday between 8a.m. and 5p.m. (EST)

•	Writing to us at the following address:

Morgan Stanley Alternative Investment Partners LP

Attention: AIP Investor Services

100 Front Street, Suite 400

West Conshohocken, PA 19428

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees

Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008), retired as Admiral U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political-Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).	98	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the U.S. and the Naval Submarine League. Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006- September 2006); Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	100	Trustee and member of the Hillsdale College Board of Trustees.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees (continued)

Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non- profit organizations.

Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc., and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex **

Independent Trustees (continued)

Michael E. Nugent (77) c/o Triumph Capital, L.P. 522 Fifth Avenue New York, NY 10036 Trustee since July 1991	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	100	None.

W. Allen Reed (66) c/o Kramer Levin Naftalis &Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	98	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JPMorgan Fund complex.

Interested Trustee

James F. Higgins (66) One New York Plaza New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99	Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.other

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers **

John H. Gernon (50) 522 Fifth Avenue New York , NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014	Managing Director of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Management Inc.; Chief Compliance Officer of various Morgan Stanley Funds, Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (since December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of various entities affiliated with Morgan Stanley Investment Management Inc.; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Mustafa Jama (53) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice P resident	Since June 2008	Head and Chief Investment Officer of Morgan Stanley AIP Fund of Hedge Funds team; Managing Director of Morgan Stanley Investment Management Inc. (since January 2004). Formerly, Managing Director of Glenwood Capital Investments.

Matthew Graver (46) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).

Noel Langlois (44) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010	Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Funds plc, Morgan Stanley Multi-Strategy Fund plc, Morgan Stanley Alpha Plus Funds plc, and Morgan Stanley Select Investment Strategies Limited.

*	Each Officer serves an indefinite term, until his or her successor is elected.
**	In addition, the following individuals who are officers of Morgan Stanley Investment Management Inc. or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton, John F. Cacchione, Edward J. Meehan and Sheri Schreck. The following individuals who are officers of Morgan Stanley Investment Management Inc. or its affiliates also serve as assistant treasurers of the Fund: Robin Coroniti, Robert Creaney, Geoff Kron, Bud Rein, Lee Spector and Francie Tai.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund
100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees	Legal Counsel
Michael Nugent, Chairperson of the Board and Trustee	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Michael Bozic	New York, NY 10036
Kathleen A. Dennis
James F. Higgins	Kramer Levin Naftalis & Frankel
Dr. Manuel H. Johnson	LLP
Joseph J. Kearns	1177 Avenue of the Americas
Michael F. Klein	New York, NY 10036
W. Allen Reed
Fergus Reid

Officers
John H. Gernon, President and Principal Executive Officer
Stefanie V. Chang Yu, Chief Compliance Officer
Joseph C. Benedetti, Vice President
Mustafa Jama, Vice President
Matthew Graver, Vice President
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Investment Adviser
Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee: Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

4

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2013
	Registrant		Covered Entities(1)
Audit Fees	$27,383		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$7,772,493	(4)
All Other Fees	$0		$101,000	(5)
Total Non-Audit Fees	$0		$7,873,493
Total	$27,383		$7,873,493

2012
	Registrant		Covered Entities(1)
Audit Fees	$24,500		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$3,789,467	(4)
All Other Fees	$0		$732,998	(5)
Total Non-Audit Fees	$0		$4,522,465
Total	$24,500		$4,522,465

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SSAE 16 Report and advisory consulting work.
(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

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e(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004, 5

Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[5]

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7

Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Chief Financial Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

8

Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

9

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley Investment Management Proxy Voting Policy and Procedures

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are

10

independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

11

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support

12

from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover0, particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such

13

discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case

14

basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow

15

Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-

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by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance a shareholder’s right to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder

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interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provision.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

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8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social, Political and Environmental Issues. Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. we seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

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The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

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If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. (“AIP”): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) separate accounts and (iii) unregistered funds.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

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In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Ratified by the Morgan Stanley Funds Board on October 2-3, 2013.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This information is as of March 7, 2014:

MUSTAFA A. JAMA. Mr. Jama is a Managing Director of Morgan Stanley Investment Management Inc. (“MSIM”). Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2004, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including Alternative Investment Partners Absolute Return Fund (the fund in which substantially all of the assets of the Fund are indirectly invested) (the “Master Fund”) since its inception in 2006. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

JOSÉ F. GONZÁLEZ-HERES. Mr. González-Heres is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master

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Fund since its inception in 2006. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

PARESH BHATT. Mr. Bhatt is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since its inception in 2006. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

MARK L.W. VAN DER ZWAN, CFA. Mr. van der Zwan is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since 2006. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

LAWRENCE BERNER. Mr. Berner is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since April 2008. Mr. Berner joined the Morgan Stanley AIP Fund of Hedge Funds team in April 2006 as an investment analyst, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage and distressed investing. Before joining AIP, Mr. Berner was an analyst at Man-Glenwood Capital Investments for six years where he was responsible for hedge fund manager selection, portfolio construction and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Mr. Berner received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from The University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

JARROD QUIGLEY. Mr. Quigley is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since

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January 2010. Previously, he was an investment analyst at Morgan Stanley AIP since he joined MSIM in 2004, focusing on multi-strategy, convertible bond arbitrage, and other relative value arbitrage strategies. Before joining Morgan Stanley AIP, Mr. Quigley was in the investment banking department at A.G. Edwards, where he was involved in corporate finance and acquisitions for the financial institutions group. Mr. Quigley received a B.S. in business management from Babson College and holds the Chartered Financial Analyst designation.

ERIC STAMPFEL. Mr. Stampfel is an Executive Director of MSIM and a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since January 2011, focusing on the long/short equity strategy. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010. Previously, he was vice president and global head of long/short equity at Ivy Asset Management. Prior to that, he was a senior equity analyst at Cambium Capital Management and a senior equity analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds both the Chartered Alternative Investment Analyst and the Chartered Financial Analyst designations.

RADHA THILLAINATESAN. Ms. Thillainatesan is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master Fund since February 2013. She was promoted to Portfolio Manager after having served as investment analyst for the Morgan Stanley AIP Fund of Hedge Funds group, focusing on systematic strategies. She joined Morgan Stanley AIP in 2006. Prior to joining the firm, Ms. Thillainatesan was a hedge fund analyst in the fund of hedge funds group at Larch Lane Advisors. Previously, she was a research assistant at the Center for Research in Neuroscience, Montreal. Ms. Thillainatesan received a B.S. in physiology from McGill University and an M.S. in mathematics from New York University. Ms. Thillainatesan holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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The following tables show information regarding accounts (other than the Master Fund) managed by each named portfolio manager as of December 31, 2013:

Mustafa A. Jama Jose F. Gonzalez-Heres Paresh Bhatt Mark L. W. van der Zwan Lawrence Berner Jarrod Quigley Eric Stampfel Radha Thillainatesan	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Four	$0.8
Other Pooled Investment Vehicles	Twelve	$2.0
Other Accounts	Thirty-two	$6.1

(a)(2)(iv) Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these

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considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager

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determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary incentive compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

INCENTIVE COMPENSATION. In addition to base compensation, portfolio managers may receive incentive compensation which is typically paid partially as a cash bonus and partially as mandatory deferred compensation

Deferred Compensation is a mandatory program that defers a portion of incentive compensation and may be granted as deferred cash under the Investment Management Alignment Plan (IMAP), as an equity-based award or it may be granted under other plans as determined annually by the Compensation, Management Development and Succession (CMDS) Committee subject to vesting and other conditions.

IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in referenced funds advised by the Adviser or its affiliates. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the portfolios. Vesting is over several years during which it is subject to forfeiture and market risk.

All deferred compensation awards are subject to cancellation and clawback provisions. The clawback provisions provide that awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which causes a restatement of the Firm’s consolidated financial results; constitutes a violation by the participant of the Firm’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine incentive compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Investment

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Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

(a)(4) Securities Ownership of Portfolio Managers

As of December 31, 2013, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mustafa A. Jama:	None
Jose F. Gonzalez-Heres:	None
Paresh Bhatt:	None
Mark L. W. van der Zwan:	None
Lawrence Berner:	None
Jarrod Quigley:	None
Eric Stampfel:	None
Radha Thillainatesan:	None

(b) Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1) Code of Ethics, as the subject to the disclosure required by Item 2.

(2) Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 7, 2014

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 7, 2014

By:	/s/ Noel Langlois
Name: Noel Langlois
Title: Principal Financial Officer
Date: March 7, 2014

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